UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 4, 2004

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-15929	Progress Energy, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-2155481

1-8349	Florida Progress Corporation 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: Florida	59-2147112

1-3274	Florida Power Corporation d/b/a Progress Energy Florida, Inc. 100 Central Avenue St. Petersburg, Florida 33701-3324 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

1-3382	Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-0165465

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

Section 2 Financial Information and Section 7 Regulation FD

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

        This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the registrants pursuant to Section 2, Item 2.02 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrants’ results of operations or financial condition for the third quarter ended September 30, 2004.

        On November 4, 2004, Progress Energy, Inc., issued a press release regarding its earnings for the third quarter ended September 30, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9 Financial Statements and Exhibits

Item 9.1 Financial Statements and Exhibits

        (c) Exhibits

99.1	Press Release dated November 4, 2004 with respect to financial results for the third quarter ended September 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC., FLORIDA PROGRESS CORPORATION, FLORIDA POWER CORPORATION, d/b/a PROGRESS ENERGY FLORIDA, INC. and CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. Registrants
By: /s/ Robert H. Bazemore ------------------------------ Robert H. Bazemore Vice President and Controller

Date: November 4, 2004

Index to Exhibits

Exhibit No. Description

99.1	Press Release dated November 4, 2004 with respect to financial results for the third quarter ended September 30, 2004.